Exhibit 10.31
AMENDMENT NO.7 TO LOAN AGREEMENT
     This Amendment No. 7 (the “Amendment’) dated as of August 20, 2009, is between Bank of America, NA (the “Bank”) and Ambassadors International, Inc. (“Borrower 1”), Ambassadors, LLC (“Borrower 2”), Ambassadors Cruise Group, LLC (“Borrower 3”) and Cypress Reinsurance, Ltd (“Borrower 4”) (Borrower 1, Borrower 2, Borrower 3, and Borrower 4 are sometimes referred to collectively as the “Borrowers” and individually as the “Borrower”).
RECITALS
     A. The Bank and the Borrowers entered into a certain Loan Agreement dated as of September 1, 2006 (together with any previous amendments, the “Agreement”).
     B. The Bank and the Borrowers desire to amend the Agreement.
AGREEMENT
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
     2. Amendments. The Agreement is hereby amended as follows:
2.1	In the paragraph number 1.2, entitled “Availability Period,” the first sentence is hereby amended to read in its entirety as follows:

‘The line of credit is available between the date of this Agreement and November 30, 2009, or such earlier date as the availability may terminate as provided in this Agreement (the “Facility No. 1 Expiration Date”).”

2.2	Subparagraph number 1.5(e) is hereby amended to read in its entirety as follows:

“(e) The Borrower agrees:
(i)	Any sum drawn under a letter of credit may, at the option of the Bank, be added to the principal amount outstanding under this Agreement. The amount will bear interest and be due as described elsewhere in this Agreement.

(ii)	If there is a default under this Agreement, to immediately prepay and make the Bank whole for any outstanding letters of credit.

(iii)	The issuance of any letter of credit and any amendment to a letter of credit is subject to the Bank’s written approval and must be in form and content satisfactory to the Bank and in favor of a beneficiary acceptable to the Bank.

(iv)	To sign the Bank’s form Application and Agreement for Commercial Letter of Credit or Application and Agreement for Standby Letter of Credit, as applicable.

(v)	To pay any issuance and/or other fees that the Bank notifies the Borrower will be charged for issuing and processing letters of credit for the Borrower.

(vi)	To allow the Bank to automatically charge its checking account for applicable fees, discounts, and other charges.

(vii)	To pay the Bank a non-refundable fee equal to 1.00% per annum of the outstanding undrawn amount of each standby letter of credit, payable annually in advance, calculated on the basis of the face amount outstanding on the day the fee is calculated.·
     3. Representations and Warranties. When the Borrowers sign this Amendment, each of the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.
     4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
     5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but ail such counterparts together shall constitute but one and the same instrument.
     6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
     This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK: Bank of America, N.A.
By:	/s/ Berneeda Hutchinson
	Name:	Berneeda Hutchinson
	Title:	AVP

BORROWER(S): Ambassadors International, Inc.
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors, LLC Ambassadors International, Inc., Member
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors Cruise Group, LLC
By:	Ambassadors International, Inc., Member

By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Cypress Reinsurance, Ltd.
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

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